Exhibit 10.5

September 28, 2020

Via Email and US Mail
Marathon Pipe Line LLC
Attn: President
539 S. Main Street
Findlay, OH 45840

Dear Sir:

Effective October 1, 2020, Marathon Petroleum Company LP (“MPC”) will be transitioning its crude procurement and logistics functions to Marathon Petroleum Supply and Trading LLC (“MPST”).

To make this transition as seamless and efficient as possible, MPC will assign its rights and obligations under the agreements identified on the attached Schedule A (the “Agreements”) to MPST. MPC will retain all obligations and liabilities under the Agreements that accrue prior to October 1, 2020. However, your consent to these assignments is necessary.

Therefore, please indicate your consent by signing where indicated below. The assignments will be effective October 1, 2020. By its signature below, MPST confirms to you that it will assume all obligations and liabilities arising under the Agreements after that date. Thank you for your cooperation.

Sincerely,

Marathon Petroleum Company LP
By MPC Investment LLC, its general partner

By:	/s/ Daniel T. Kimmel
Name:	Daniel T. Kimmel
Title:	Vice President

ACKNOWLEDGED AND AGREED:		CONSENT TO ASSIGNMENT GRANTED:

Marathon Petroleum Trading and Supply LLC		Marathon Pipe Line LLC

By:	/s/ Dana S. Holden	By:	/s/ Shawn M. Lyon
Name:	Dana S. Holden	Name:	Shawn M. Lyon
Title:	Vice President	Title:	President

SCHEDULE A
(Marathon Pipe Line LLC)

1
Letter Agreement dated 5/2/2000 between Marathon Pipe Line LLC (fka Marathon Ashland Pipe Line LLC) and Marathon Petroleum Company LP (fka Marathon Ashland Petroleum LLC) relating to crude oil deliveries on the Capline Pipeline System.

2	Storage Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 9/24/2012, as amended, relating to storage at the Patoka, Illinois Tank Farm.

3	Storage Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 9/24/2012, as amended, relating to storage at the Lebanon, Indiana Tank Farm.

4	Storage Services Agr. between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 11/10/2017 relating to storage at the Texas City, Texas Tank Farm.

5
Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 10/31/2012 relating to the Crude Petroleum Pipeline System utilizing the Wood River or Roxanna to Patoka Pipeline Segments.

6
Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 10/31/2012 relating to the Crude Petroleum Pipeline System utilizing the Catlettsburg or Robinson Crude Pipeline Segments.

7
Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 10/31/2012 relating to the Crude Petroleum Pipeline System with origination points located in Patoka and Martinsville, Illinois and having a destination in Lima, Ohio.

8
Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 10/31/2012 relating to the Crude Petroleum Pipeline System utilizing the Samaria and Romulus to Detroit Pipeline Segments.

9	Woodpat Expanded Pipeline Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 9/6/2017.

10	Ozark-Woodpat Expanded Pipeline Transportation Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP effective 2/19/2018.

11	Transportation Services Agreement (Texas City) between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 4/1/2019.

12	Crude Oil Inline Mixing Services Agreement between Marathon Pipe Line LLC and Marathon Petroleum Company LP dated 8/19/2019, as amended.